                                                                    Exhibit 99.1

                         Form 3 Joint Filer Information

Name:                                     AG Energy Funding, LLC

Address:                                  c/o Angelo, Gordon & Co., L.P.
                                          245 Park Avenue
                                          26th Floor
                                          New York, New York 10167

Date of Event Requiring Statement:        01/03/2022

Name:                                     AG GP LLC

Address:                                  c/o Angelo, Gordon & Co., L.P.
                                          245 Park Avenue
                                          26th Floor
                                          New York, New York 10167

Date of Event Requiring Statement:        01/03/2022

Name:                                     Josh Baumgarten

Address:                                  c/o Angelo, Gordon & Co., L.P.
                                          245 Park Avenue
                                          26th Floor
                                          New York, New York 10167

Date of Event Requiring Statement:        01/03/2022

Name:                                     Adam Schwartz

Address:                                  c/o Angelo, Gordon & Co., L.P.
                                          245 Park Avenue
                                          26th Floor
                                          New York, New York 10167

Date of Event Requiring Statement:        01/03/2022